Exhibit 10.6



                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") dated as of April 21, 2005 is among the parties identified as "Grantors" on the signature pages hereto and such other parties as may become Grantors after the date hereof (individually a "Grantor", and collectively the "Grantors") and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the "Administrative Agent") for the holders of the Secured Obligations (defined below).

                                    RECITALS

     WHEREAS, pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of June 30, 2004 among C&D Technologies, Inc., a Delaware corporation (the "Parent"), C&D International Investment Holdings Inc., a Delaware corporation ("International" and together with the Parent, the "Borrowers"), the Guarantors identified therein, the Lenders identified therein and the Administrative Agent, the Lenders have agreed to make Loans and issue or participate in Letters of Credit upon the terms and subject to the conditions set forth therein;

     WHEREAS, pursuant to the Second Amendment to the Credit Agreement (the "Second Amendment"), the Borrowers, the Guarantors and the Lenders identified therein have agreed to certain modifications to the Credit Agreement; and

     WHEREAS, this Agreement is required by the terms of the Second Amendment.

     NOW,  THEREFORE,  in  consideration  of these  premises  and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

     1.   Definitions.

     (a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     (b) The following terms shall have the meanings assigned thereto in the Uniform Commercial Code in effect from time to time in the State of New York:
Accession, Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Commingled Goods, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Proceeds, Securities Entitlement, Securities Account, Security, Software, Supporting Obligation and Tangible Chattel Paper.

     (c) In addition, the following terms shall have the meanings set forth below:

          "Collateral" has the meaning provided in Section 2 hereof.

          "Copyright License" means any written agreement, naming any Grantor as licensor, granting any right under any Copyright.

          "Copyrights" means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and (b) all renewals thereof.

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          "Patent  License"  means  any  agreement,  whether  written  or  oral, providing for the grant by or to a Grantor of any right to manufacture, use or sell any invention covered by a Patent.

          "Patents" means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

          "Secured Obligations" means, without duplication, (a) all Obligations and (b) all costs and expenses incurred in connection with enforcement and collection of the Obligations, including the fees, charges and disbursements of counsel.

          "Trademark License" means any agreement, whether written or oral, providing for the grant by or to a Grantor of any right to use any Trademark.

          "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise and (b) all renewals thereof.

          "Work" means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

     2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"): (a) all Accounts; (b) all cash and currency; (c) all Chattel Paper; (d) those certain Commercial Tort Claims set forth on Schedule 2 hereto; (e) all Copyrights;
(f) all Copyright Licenses; (g) all Deposit Accounts; (h) all Documents; (i) all Equipment; (j) all Fixtures; (k) all General Intangibles; (l) all Instruments;
(m) all Inventory; (n) all Investment Property; (o) all Letter-of-Credit Rights;
(p) all Patents; (q) all Patent Licenses; (r) all Software; (s) all Supporting Obligations; (t) all Trademarks; (u) all Trademark Licenses; (v) all other personal property of such Grantor of whatever type and (w) all Accessions and all Proceeds of any and all of the foregoing.

     Notwithstanding anything to the contrary contained herein, the security interests granted under this Agreement shall not extend to (collectively, the "Excluded Collateral") (a) any Property that is the subject of a Lien securing purchase money Indebtedness permitted under the Credit Agreement pursuant to documents that prohibit a Grantor from granting any other Liens in such Property, and (b) any lease, license or other contract of a Grantor if the grant of a security interest in such lease, license or contract in the manner contemplated by this Agreement is prohibited by the terms of such lease, license or contract or by applicable Law and would result in a default under or the termination of such lease, license or contract or give the other parties thereto the right to declare a default, terminate, accelerate or otherwise adversely alter such Grantor's rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided that (i) any such limitation described in the foregoing clause (b) on the security interests granted hereunder shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to the Uniform Commercial Code or any other applicable Law (including Debtor Relief Laws) or principles of equity and (ii) with respect to the foregoing clause (b), in the event of the termination or



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elimination of any such prohibition or the requirement for any consent contained in such lease, license or contract or in any applicable Law, to the extent sufficient to permit any such item to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such lease, license or contract shall be automatically and simultaneously granted hereunder and such lease, license or contract shall cease to be Excluded Collateral and shall be included as Collateral hereunder. Nothing herein, however, shall be deemed to be a representation or warranty by any Grantor that it has the right to pledge, sell, assign or transfer any Excluded Collateral.

     The Grantors and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

     3.   Filing of Financing Statements,  Notices,  etc.  Each  Grantor  hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem reasonably necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the Uniform Commercial Code (including authorization to describe the Collateral as "all personal property" or "all assets"). Each Grantor shall also execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the Uniform Commercial Code, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form determined by the Administrative Agent, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form determined by the Administrative Agent and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form determined by the Administrative Agent, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent and the Lenders of their respective rights and interests hereunder.

     4. Representations and Warranties. Each Grantor hereby represents and warrants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, that:

          (a) Ownership. Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

          (b) Security Interest. This Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, in the Collateral of such Grantor and, when properly perfected by filing, shall constitute a valid and perfected security interest in such Collateral, to the extent such security interest can be perfected by filing under the Uniform Commercial Code, free and clear of all Liens except for Permitted Liens.

          (c) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber.

          (d) Equipment and Inventory. With respect to any Equipment and/or Inventory of a Grantor, such Grantor has exclusive possession and control



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     of such  Equipment and  Inventory of such Grantor  except for (i) Equipment leased by such Grantor as a lessee, (ii) Equipment or Inventory in transit with common carriers and (iii) Equipment or Inventory held by a vendor, sales representative, bailee or independent contractor pursuant to a written consignment, bailment, supply or service agreement with a Grantor.

          (e) Consents; Etc. Except for (i) the filing or recording of Uniform Commercial Code financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office, (iii) obtaining control to perfect the Liens created by this Agreement (including, without limitation, to the extent required under Section 5(a) hereof), and (iv) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required for (A) the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Obligor or (B) the perfection of such security interest (to the extent such security interest can be perfected by filing under the Uniform Commercial Code, the granting of control (including, without limitation, to the extent required under Section 5(a) hereof) or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office).

          (f) Commercial Tort Claims. Schedule 2(d) hereto sets forth each Commercial Tort Claims seeking damages in excess of $250,000 by or in favor of any Grantor.

     5. Covenants. Each Grantor covenants that until such time as the Secured Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated, such Grantor shall:

          (a)  Instruments/Chattel Paper/Control.

               (i)  If any  amount in  excess of  $250,000  payable  under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Grantor at all times or, if requested by the Administrative Agent to perfect its security interest hereunder in such Collateral, is delivered to the Administrative Agent duly endorsed in a manner satisfactory to the Administrative Agent. Such Grantor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent's security interest hereunder in such Tangible Chattel Paper.

               (ii) Execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purpose of obtaining and maintaining control with respect to any Collateral consisting of (i) Deposit Accounts, (ii) Investment Property, (iii) Letter-of-Credit Rights and (iv) Electronic Chattel Paper.

          (b) Further Assurances. Each Grantor shall also execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the



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     Administrative Agent its security interests  hereunder,  (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent and the Lenders of their respective rights and interests hereunder.

          (c) Collateral Held by Warehouseman, Bailee, etc. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Grantor and the Administrative Agent so requests (i) notify such Person in writing of the Administrative Agent's security interest therein pursuant to this Agreement, (ii) instruct such Person to hold all such Collateral for the Administrative Agent's account and subject to the Administrative Agent's instructions and (iii) use reasonable best efforts to obtain a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent, on behalf of the holders of the Secured Obligations.

          (d) Commercial Tort Claims. As of the Closing Date, no Grantor has any Commercial Tort Claims seeking damages in excess of $1,000,000 other than as set forth on Schedule 2 hereto.

     6. Advances. On failure of any Grantor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security hereof or which it may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended until such amounts are paid, at a rate equal to the Base Rate plus the Applicable Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall be deemed a waiver of any Default. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

     7.   Remedies.

     (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the other Loan Documents, in any other documents relating to the Secured Obligations, or by Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the Uniform Commercial Code (regardless of whether the Uniform Commercial Code is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the Uniform Commercial Code applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, only to the extent that such entry and possession may be accomplished peaceably, (ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Administrative Agent at the expense of the Grantors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove by peaceable means any Collateral from any such premises for the purpose of effecting sale or other



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disposition  thereof,  and/or  (v)  without  demand and  without  advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by Law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any exchange or broker's board or elsewhere, by one or more contracts, in one or more parcels, for cash, upon credit (without assumption by the Administrative Agent or any holder of the Secured Obligations of any credit risk) or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other
terms  which  might  have  been   obtained  at  a  public   sale.   Neither  the
Administrative Agent's compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may be made at the time and place to which it was so adjourned. The
Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, any holder of Secured Obligations may be a purchaser at any such sale. Subject to the provisions of applicable Law, the Administrative Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.

     (b) Remedies relating to Accounts. During the continuation of an Event of Default, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (i) each Grantor will promptly upon request of the Administrative Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent and (ii) the Administrative Agent shall have the right to enforce any Grantor's rights against its customers and account debtors, and the Administrative Agent or its designee may notify any Grantor's customers and account debtors that the Accounts of such Grantor have been assigned to the Administrative Agent or of the Administrative Agent's security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the holders of the Secured Obligations in the Accounts. Each Grantor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent's own convenience and that such Grantor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. Neither the Administrative Agent nor the holders of the Secured Obligations shall have any liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance.
Furthermore, during the continuation of an Event of Default, (i) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications, (ii) upon the Administrative Agent's request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (iii) the



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Administrative  Agent in its own name or in the name of others  may  communicate with account debtors on the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

     (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Grantors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may peaceably remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

     (d) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the holders of the Secured Obligations to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Secured Obligations, or as provided by Law, or any delay by the Administrative Agent or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the holders of the Secured Obligations shall only be granted as provided herein. To the extent permitted by Law, neither the Administrative Agent, the holders of the Secured Obligations, nor any party acting as attorney for the Administrative Agent or the holders of the Secured Obligations, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the holders of the Secured Obligations under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the holders of the Secured Obligations may have.

     (e) Retention of Collateral. In addition to the rights and remedies hereunder, the Administrative Agent may, in compliance with Sections 9-620 and 9-621 of the Uniform Commercial Code or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

     (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent and the holders of the Secured Obligations are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel, all in accordance with applicable law. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     8.   Rights of the Administrative Agent.

     (a) Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Administrative Agent, on behalf of the holders of the Secured Obligations, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

          (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Administrative Agent may reasonably determine;

          (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

          (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

          (iv) receive and open mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Grantor on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

          (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

          (vi) adjust and settle claims under any insurance policy relating thereto;

          (vii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

          (viii) institute any foreclosure proceedings that the Administrative Agent may deem appropriate;

          (ix) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

          (x) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

          (xi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

          (xii)  do  and   perform  all  such  other  acts  and  things  as  the
     Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

     This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Secured Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest hereunder in the Collateral.

     (b) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations to a successor Administrative Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto.

     (c) The Administrative Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder and the exercise of commercial reasonableness, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 6 hereof, the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps clean, repair or otherwise prepare the Collateral for sale.

     (d) Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Account. Neither the Administrative Agent nor any holder of Secured Obligations shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any holder of Secured Obligations of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any holder of Secured Obligations be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (e) Releases of Collateral. If any Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral.

     9. Application of Proceeds. Upon the acceleration of the Obligations pursuant to Section 9.02 of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any holder of the Secured Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 9.03 of the Credit Agreement.

     10.  Continuing Agreement.

     (a) This Agreement shall remain in full force and effect until such time as the Secured Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated, at which time this Agreement shall be automatically terminated and the Administrative Agent shall forthwith release all of its liens and security interests hereunder and, upon the request and at the expense of the Grantors, shall execute and deliver all Uniform Commercial Code termination statements and/or other documents evidencing such termination.

     (b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

     11. Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

     12. Successors in Interest. This Agreement shall be binding upon each Grantor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the holders of the Secured Obligations hereunder, to the benefit of the Administrative Agent and the holders of the Secured Obligations and their successors and permitted assigns.

     13. Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 11.02 of the Credit Agreement.

     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     15. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     16. Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

     17. Severability. If any provision of any of the Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     18. Entirety. This Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

     19. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent and the holders of the Secured Obligations shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default and to the extent otherwise permitted by the Credit Agreement, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the holders of the Secured Obligations under this Agreement, under any other of the Loan Documents or under any other document relating to the Secured Obligations.

     20. Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

                            [SIGNATURE PAGES FOLLOW]

     Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:       C&D TECHNOLOGIES, INC., a Delaware corporation

                By: /s/ Stephen E. Markert, Jr.
                   -----------------------------------
                Name:   Stephen E. Markert, Jr.
                Title:  Vice President and Chief Financial Officer

                C&D INTERNATIONAL INVESTMENT HOLDINGS INC., a Delaware corporation
                C&D CHARTER HOLDINGS, INC., a Delaware corporation
                C&D TECHNOLOGIES (DATEL), INC., a Delaware corporation DATEL SYSTEMS, INC., a Massachusetts corporation
                C&D DYNAMO CORP., a Delaware corporation
                DYNAMO ACQUISITION CORP., a Delaware corporation

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:   Robert T. Marley
                Title:  Vice President and Treasurer of each foregoing Grantor

                C&D TECHNOLOGIES (CPS) LLC, a Delaware limited liability company

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:   Robert T. Marley
                Title:  Treasurer

                DATEL HOLDING CORPORATION, a Delaware corporation

                By: /s/ Robert T. Marley
                   -----------------------------------
                Name:   Robert T. Marley
                Title:  Treasurer

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ David A. Johanson
   -----------------------------------
Name:   David Johanson
Title:  Vice President

                                   SCHEDULE 2

                             COMMERCIAL TORT CLAIMS

C&D Technologies, Inc. v. Avnet, Inc., et al., No. 00 Civ. 1182. This action was commenced in 2000 and is pending in the United States District Court for the Southern District of New York.